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                                                                    Exhibit 10.3

1999


                           1999 Consulting Agreement
                                 Daniel Buckman



Mr. Daniel Buckman (a Director of Crescent Bank & Trust) of International Trade Consultants, Inc. will provide consulting services to the Bank during the year on an as needed basis in the following areas:

     1. Product development in the consumer loan area.

     2. General bank marketing.

     3. Special consultations with the Chairman on general banking issues.

     4. Consultations on specific loan approvals.

A $500.00 per month consulting fee will be paid to "International Trade Consultants, Inc." for these services:

The fee will be mailed to following address:

               International Trade Consultants, Inc.
               1430 Jackson Avenue
               Suite O
               New Orleans, LA 70130

This agreement will be submitted for review and approval by the Board of Directors annually.

Approved by Board of Directors


/s/ Martha N. Solomon                    12/16/98
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Martha N. Solomon                        Date
Secretary